FIRST QUARTER 2026 Wabtec Financial Results & Company Highlights Exhibit 99.2

Forward Looking Statements & Non-GAAP Financial Information This communication contains “forward-looking” statements as that term is defined in Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended by the Private Securities Litigation Reform Act of 1995. All statements, other than historical facts, including statements regarding Wabtec’s plans, objectives, expectations and intentions; Wabtec’s expectations about future sales, earnings and cash conversion; Wabtec’s projected expenses and cost savings associated with its Integration 2.0 and 3.0 initiatives and its portfolio optimization; Wabtec’s 5-year outlook; Wabtec’s expectations for evolving global industry, market and macro-economic conditions and their impact on Wabtec’s business; synergies and other expected benefits from Wabtec’s acquisitions; Wabtec’s expectations for production and demand conditions; and any assumptions underlying any of the foregoing, are forward-looking statements. Forward-looking statements concern future circumstances and results and other statements that are not historical facts and are sometimes identified by the words “may,” “will,” “should,” “potential,” “intend,” “expect,” “endeavor,” “seek,” “anticipate,” “estimate,” “overestimate,” “underestimate,” “believe,” “could,” “project,” “predict,” “continue,” “target” or other similar words or expressions. Forward-looking statements are based upon current plans, estimates and expectations that are subject to risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved. Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others, (1) changes in general economic and/or industry specific conditions, including the impacts of significant recent shifts in trade policies (including the actual or threatened imposition of tariffs and retaliatory tariff measures) as well as tax programs, inflation, supply chain disruptions, foreign currency exchange and industry consolidation and market reactions to these factors; (2) changes in the financial condition or operating strategies of Wabtec's customers; (3) unexpected costs, charges or expenses resulting from acquisitions and potential failure to realize synergies and other anticipated benefits of acquisitions, including as a result of integrating acquired targets into Wabtec; (4) inability to retain and hire key personnel; (5) evolving legal, regulatory and tax regimes; (6) changes in the expected timing of projects; (7) a decrease in freight or passenger rail traffic; (8) an increase in manufacturing costs; (9) actions by third parties, including government agencies; (10) the impacts of epidemics, pandemics or similar public health crises on the global economy and, in particular, our customers, suppliers and end-markets, (11) potential disruptions, instability and volatility in global markets as a result of global military action, acts of terrorism or armed conflict, including Russia’s invasion of Ukraine; (12) cybersecurity and data protection risks and (13) other risk factors as detailed from time to time in Wabtec’s reports filed with the SEC, including Wabtec’s annual report on Form 10-K, periodic quarterly reports on Form 10-Q, current reports on Form 8-K and other documents filed with the SEC. The foregoing list of important factors is not exclusive. Any forward-looking statements speak only as of the date of this communication. Wabtec does not undertake any obligation to update any forward-looking statements, whether as a result of new information or development, future events or otherwise, except as required by law. Readers are cautioned not to place undue reliance on any of these forward-looking statements. This presentation as well as Wabtec’s earnings release and financial guidance mention certain non-GAAP financial performance measures, including adjusted gross profit, adjusted operating expenses, adjusted income from operations, adjusted interest and other expense, adjusted net income, adjusted operating margin, adjusted gross margin, adjusted income tax expense, adjusted earnings per diluted share, EBITDA and adjusted EBITDA, net debt and operating cash flow conversion rate. Wabtec defines EBITDA as earnings before interest, taxes, depreciation and amortization. Adjusted EBITDA is further adjusted for restructuring costs. Wabtec defines operating cash flow conversion as net cash provided by operating activities divided by net income plus depreciation and amortization including deferred debt cost amortization. While Wabtec believes these are useful supplemental measures for investors, they are not presented in accordance with GAAP. Investors should not consider non-GAAP measures in isolation or as a substitute for net income, cash flows from operations, or any other items calculated in accordance with GAAP. In addition, the non-GAAP financial measures included in this presentation have inherent material limitations as performance measures because they add back certain expenses incurred by the Company to GAAP financial measures, resulting in those expenses not being taken into account in the applicable non-GAAP financial measure. Because not all companies use identical calculations, Wabtec’s presentation of non-GAAP financial measures may not be comparable to other similarly titled measures of other companies. Included in this presentation are reconciliation tables that provide details about how adjusted results relate to GAAP results. Wabtec is not presenting a quantitative reconciliation of its forecasted GAAP earnings per diluted share to forecasted adjusted earnings per diluted share as it is unable to predict with reasonable certainty and without unreasonable effort the impact and timing of restructuring-related and other charges, including acquisition-related expenses and the outcome of certain regulatory, legal and tax matters; the financial impact of these items is uncertain and is dependent on various factors, including the timing, and could be material to Wabtec’s Consolidated Statement of Earnings. 2

3 RAFAEL SANTANA President & Chief Executive Officer JOHN OLIN Executive Vice President & Chief Financial Officer KYRA YATES Vice President, Investor Relations Today’s Participants

1Q 2026 Overview

1Q 2026 HIGHLIGHTS			
Sales	$2.95B ↑ 13.0%		Increased sales driven by both Freight and Transit segments (including acquisitions)
Operating Margin	17.5% ↓ 0.7 pts GAAP	21.9% ↑ 0.2 pts Adjusted	Adj. operating margin up despite tariff headwinds
Earnings Per Share	$2.12 ↑ 12.8% GAAP	$2.71 ↑ 18.9% Adjusted	Adjusted EPS improvement driven by strong revenue growth and modest margin expansion; as well as non-operational benefits
Cash Flow from Operations	$199M		1Q operating cash flow at 40% cash conversion (1)
Backlog	$9.25B 12-Month		Backlog continues to provide strong visibility for 2026 and beyond … 12-month up 12.8%; multi-year up 38.1%

Note: Adjusted numbers represent non-GAAP financial measures. See Appendix for additional details and reconciliations

(1) Cash from Operations conversion % is defined as GAAP Cash from Operations divided by GAAP net income plus depreciation and amortization including deferred debt cost amortization

WABTEC'S STRONG UNDERLYING MOMENTUM CONTINUES

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2.5% 1.4% 0.0% 1.8% 5 2026 Key Metrics 2Q25 3Q25 4Q25 1Q26 Industry Active Locomotives 1Q23 1Q24 1Q25 1Q26 Source: Association of American Railroads Source: Wabtec Industry Freight Traffic Source: UIC & Operator Reports (U.S., Europe & India) 2022 2023 2024 2025 Wabtec Installed Base 2022 2023 2024 2025 Industry Freight Volumes Sources: Previous 3 months available for Brazil, China, India Ministry of Railways, South Africa, Kazakhstan Brazil China India South Africa Kazakhstan Source: Wabtec TRANSIT RIDERSHIP NORTH AMERICA INTERNATIONAL NA RAILCAR DELIVERIES Source: Rail Supply Institute & FTR Associates 2022 2023 2024 2025 2026E 41K 45K 42K 31K 44K HISTORICAL 10-YEAR AVERAGE 24K 2026E 2026E 5.3% 0.1% 3.8% 8.9% 8.0%

Executing On Our Value Creation Framework

Accelerate innovation of scalable technologies

Grow and refresh expansive global installed base

Drive efficiencies through emerging technologies

Expand high-margin recurring revenue streams

Drive continuous operational improvement

RECENT WINS

- Secured a multi-billion-dollar, multi-year mining contract for drive systems and aftermarket parts
- Won $210 million multi-year modernization order with Massachusetts Bay Transit Authority
- Executing the first EVO modernization build to support commercial rollout
- Signed $54 million Transit Brake and Couplers order with Kawasaki for New York City Transit

PIPELINE CONVERSION REMAINS ROBUST … MULTI-YEAR BACKLOG UP 38% VS PY

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Disciplined, Very High Return M&A Driving Portfolio Strength

~$4.6B of Capital Deployed Since 2020



($'s in Billions)
$1.0
$2.5
$1.1
2020-2024
2025
2026 YTD

\# of Acquisitions: 15 | 4 | 1

PORTFOLIO ENHANCING BOLT-ONS & NEAR-IN ADJACENCIES WITH ... ROBUST FINANCIALS, ATTRACTIVE SYNERGIES, & ACCRETIVE ROIC

Disciplined M&A Approach

- Executed 20 acquisitions since 2020 with overall IRRs > deal models & first year EPS accretion
- Continued focus on high quality assets that build a stronger technology platform
- Strong track record of consistent capital deployment that enhances portfolio resilience

INTEGRATION UPDATE

Integration Status

	Integration	Financial Plan	Synergies
Inspection Tech	☑	☑	☑
Frauscher	☑	☑	☑
Dellner	Early stages		

Anticipated Synergy Run Rate Savings



$3M
$14M
$60M
2025A
2026E
2027E
2028E
2029E

WABTEC COMPOUNDING VALUE THROUGH TARGETED, HIGH ROIC M&A ... SUPPORTED BY A REPEATABLE INTEGRATION MODEL

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$1.88 $2.12 $2.28 $2.71 8 1Q 2026 Financial Summary I N C R E AS E D S AL E S , AD J . O P E R AT I N G M AR G I N AN D E P S G R O W T H (1) Adjusted numbers represent non-GAAP financial measures. See Appendix for additional details and reconciliations 2 0 2 5 GAAP 2 0 2 6 GAAP 2 0 2 5 ADJ(1) 2 0 2 6 ADJ(1) $474M 18.2% 17.5% $565M 21.7% $645M 21.9% $517M 2 0 2 5 2 0 2 6 2 0 2 5 GAAP 2 0 2 6 GAAP 2 0 2 5 ADJ(1) 2 0 2 6 ADJ(1) $2.95B $2.61B 13.0% YOY 12.8% YOY 18.9% YOY 10.4% Ex-Currency OP. INCOME / OP. MARGIN EARNINGS PER SHARESALES 0.7 pts YOY 0.2 pts YOY

1Q 2026 Sales 9 P RO D U CT L I N E 1 Q 2 6 YOY 1Q K E Y DR IV E RS (in millions) Equipment $ 726 52.5% Services $ 714 (17.3)% Components $ 357 (6.3)% Digital Intelligence $ 318 75.7% Freight segment $ 2,115 11.3% Transit segment $ 835 17.8% TOTAL SALES $ 2,950 13.0% Sales growth in core services offset by lower modernization deliveries as expected Higher locomotive deliveries & increased mining sales Lower North America rail car build and lower revenue due to portfolio optimization, partially offset by strong industrial demand Increased sales driven by acquisitions, partially offset by the exit of a low margin project Increased sales driven by Dellner acquisition, organic growth, and favorable currency exchange … Sales up 11.0% on constant currency basis

10 1Q 2026 Consolidated Operating Income ($ in millions) $ 9 0 3$ 9 0 02 0 2 5 G R O S S P R O F I T 34.6%34.5%% Gross Profit Volume Mix/Pricing Raw Materials/Tariffs Currency Manufacturing/Other $ 1 , 0 8 7$ 1 , 0 6 12 0 2 6 G R O S S P R O F I T 36.9%36.0%% Gross Profit $ 5 6 5$ 4 7 42 0 2 5 O P I N C O M E 21.7%18.2%% Operating Margin 184161Gross Profit (94)(94)SG&A (10)(10)Engineering -(14)Amortization $ 6 4 5$ 5 1 72 0 2 6 O P I N C O M E 21.9%17.5%% Operating Margin GAAP Adjusted Note: Adjusted numbers represent non-GAAP financial measures. See Appendix for additional details and reconciliations V O L U M E Higher sales in Equipment & Transit, and acquisitions M I X / P R I C I N G Cost recovery through contract escalation and partial tariff recovery & favorable acquisition mix; partially offset by unfavorable mix within the Freight segment R AW M AT E R I A L S Increased tariffs and unfavorable raw material costs C U R R E N C Y Foreign exchange increased gross profit $21M (operating income increased $9M) M A N U F A C T U R I N G / O T H E R Integration 3.0 ongoing savings and increased productivity offset by higher general inflation S G & A / E N G I N E E R I N G Increase mainly driven by acquisitions 1Q OPERATING INCOME KEY DRIVERS

11 1Q 2026 Freight Segment Performance 2 0 2 5 GAAP 2 0 2 6 GAAP 2 0 2 5 ADJ(1) 2 0 2 6 ADJ(1) $420M 21.3% 22.1% $488M 25.7% $550M 26.0%$450M 2 0 2 5 2 0 2 6 $2.12B $1.90B 11.3% YOY 2 0 2 5 2 0 2 6 $6.68B $6.07B 10.1% YOY Note: Adjusted numbers represent non-GAAP financial measures. See Appendix for additional details and reconciliations (1) Freight segment operating income was positively impacted by below-market intangible amortization of $10 million which was flat to1st quarter 2025 (2) Foreign exchange positively impacted Freight sales by $20 million; Foreign exchange rates had a positive $322 million impact on segment multi-year backlog 12-Month Backlog increased 9.8% year-over-year, ex-currency M u l t i - Y e a r B a c k l o g +41.0% YoY (+39.2%, ex-currency) 10.2% Ex-Currency OP. INCOME / OP. MARGIN 12-MONTH BACKLOGSALES(2) 0.8 pts YOY 0.3 pts YOY (2)

12 1Q 2026 Transit Segment Performance 2 0 2 5 GAAP 2 0 2 6 GAAP 2 0 2 5 ADJ 2 0 2 6 ADJ 2 0 2 5 2 0 2 6 2 0 2 5 2 0 2 6 12-Month Backlog increased 17.7% year-over-year, ex-currency M u l t i - Y e a r B a c k l o g +26.4% YoY (+23.9%, ex-currency) 11.0% Ex-Currency OP. INCOME / OP. MARGIN 12-MONTH BACKLOGSALES $90M 12.7% 14.5% $103M 14.6% $138M 16.6%$121M $835M $709M 17.8% YOY $2.57B $2.13B 20.7% YOY Note: Adjusted numbers represent non-GAAP financial measures. See Appendix for additional details and reconciliations (1) Foreign exchange positively impacted Transit sales by $48 million; Foreign exchange rates had a positive $112 million impact on segment multi-year backlog 1.8 pts YOY 2.0 pts YOY (1) (1)

Resilient Business Allows For Execution On Financial Priorities

FOCUSED ON CASH CONVERSION[1]



CASH FROM OPS
1Q 2025
$191M
43% Cash Conv
1Q 2026
$199M
40% Cash Conv

1st quarter cash from operations of $199M was up versus prior year despite tariff headwinds

DISCIPLINED CAPITAL ALLOCATION



$258M
Use of Cash
$1,012M
Net Debt
Proceeds
$199M
Cash from
Ops
$242M
Share repurchases
$53M
Dividends
$1,059M
Acquisitions/Dispositions
$115M
$46M Capex/$69M Other

Debt leverage ratio of 2.3x [2]

- Strong Balance Sheet liquidity of $2.09B[3]
- Returning capital to shareholders … $295M returned through share repurchases and dividends

Note: Adjusted numbers represent non-GAAP financial measures. See Appendix for additional details and reconciliations
(1) Cash from Operations conversion % is defined as GAAP Cash from Operations divided by GAAP net income plus depreciation and amortization including deferred debt cost amortization
(2) Leverage ratio is defined as net debt divided by trailing 12-month adjusted EBITDA. Net debt is defined as total debt minus cash, restricted cash and cash equivalents
(3) At March 31, 2026, the Company's total available liquidity was $2.09 billion, which includes cash and cash equivalents of $0.52 billion, plus $1.57 billion available under current credit facilities

STRONG FINANCIAL PERFORMANCE; INVESTING FOR PROFITABLE GROWTH AND MAXIMIZING SHAREHOLDER RETURNS

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2026 Updated Financial Guidance PRIOR GUIDANCE REVENUES $12.19B to $12.49B ADJUSTED DIL UTED EPS $10.05 to $10.45 9.2% 11.8% 12.0% 16.5%- - 14  Includes Dellner Couplers acquisition (closed February 10, 2026)  Assumes tariffs in effect as of April 22, 2026 UPDATED GUIDANCE REVENUES $12.19B to $12.49B ADJUSTED DIL UTED EPS $10.25 to $10.65 9.2% 11.8% 14.3% 18.7%- -  Tax rate ~24.5%  Capex ~2% of sales  Adjusted operating margin up YOY  Favorable productivity/absorption  Benefits of Integration 3.0 & Portfolio Optimization  Lower SG&A and Engineering expenses as % of sales, excluding the impact of acquisitions K E Y A S S U M P T I O N S

15 2026 Key Expectations Continued momentum across the portfolio driven by strong orders, backlog, and pipeline Positive productivity driven by continuous cost improvement combined with realization of Integration 3.0 and Portfolio Optimization Wabtec is well-positioned to drive higher returns and create top quartile long-term value for shareholders over time Strong revenue growth, margin expansion, and increased earnings 5-YEAR OUTLOOK Mid Single Digit ORGANIC SALES CAGR Double Digit ADJUSTED EPS CAGR >90%(1) CASH FROM OPS CONVERSION 350+ bps ADJUSTED OPERATING MARGIN EXPANSION (1) Cash from Operations conversion % is defined as GAAP Cash from Operations divided by GAAP net income plus depreciation and amortization including deferred debt cost amortization. Cash conversion to average >90% through 2029 M&A model delivering sustained profitable growth and compounding shareholder value

Income Statement Appendix A (1 of 2) 16 2026 2025 Net sales 2,950$ 2,610$ Cost of sales (1,889) (1,710) Gross profit 1,061 900 Gross profit as a % of Net Sales 36.0% 34.5% Selling, general and administrative expenses (401) (307) Engineering expenses (56) (46) Amortization expense (87) (73) Total operating expenses (544) (426) Operating expenses as a % of Net Sales 18.4% 16.3% Income from operations 517 474 Income from operations as a % of Net Sales 17.5% 18.2% Interest expense, net (71) (46) Other income (expense), net 23 (2) Income before income taxes 469 426 Income tax expense (106) (99) Effective tax rate 22.7% 23.2% Net income 363 327 Less: Net income attributable to noncontrolling interest (1) (5) Net income attributable to Wabtec shareholders 362$ 322$ Earnings Per Common Share Basic Net income attributable to Wabtec shareholders 2.12$ 1.88$ Diluted Net income attributable to Wabtec shareholders 2.12$ 1.88$ Basic 170.0 170.5 Diluted 170.7 171.3 March 31, Three Months Ended WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION CONDENSED CONSOLIDATED STATEMENTS OF INCOME FOR THE THREE MONTHS ENDED MARCH 31, 2026 AND 2025 (AMOUNTS IN MILLIONS EXCEPT PER SHARE DATA) (UNAUDITED)

Income Statement Appendix A (2 of 2) 17 2026 2025 Segment Information Freight Net Sales 2,115$ 1,901$ Freight Income from Operations 450$ 420$ Freight Operating Margin 21.3% 22.1% Transit Net Sales 835$ 709$ Transit Income from Operations 121$ 90$ Transit Operating Margin 14.5% 12.7% Backlog Information (Note: 12-month is a sub-set of total) March 31, 2026 December 31, 2025 March 31, 2025 Freight Total 25,175$ 22,493$ 17,851$ Transit Total 5,627 4,914 4,451 Wabtec Total 30,802$ 27,407$ 22,302$ Freight 12-Month 6,679$ 6,022$ 6,069$ Transit 12-Month 2,568 2,212 2,127 Wabtec 12-Month 9,247$ 8,234$ 8,196$ March 31, Three Months Ended WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION CONDENSED CONSOLIDATED STATEMENTS OF INCOME FOR THE THREE MONTHS ENDED MARCH 31, 2026 AND 2025 (AMOUNTS IN MILLIONS EXCEPT PER SHARE DATA) (UNAUDITED)

Balance Sheet Appendix B 18 March 31, 2026 December 31, 2025 In millions Cash, cash equivalents and restricted cash 531$ 789$ Receivables, net 2,252 1,897 Inventories, net 2,850 2,745 Other current assets 340 263 Total current assets 5,973 5,694 Property, plant and equipment, net 1,653 1,616 Goodwill 10,625 10,216 Other intangible assets, net 4,239 3,838 Other noncurrent assets 706 705 Total assets 23,196$ 22,069$ Current liabilities 5,835$ 5,150$ Long-term debt 4,708 4,291 Long-term liabilities - other 1,502 1,438 Total liabilities 12,045 10,879 Shareholders' equity 11,103 11,142 Noncontrolling interest 48 48 Total shareholders' equity 11,151 11,190 Total Liabilities and Shareholders' Equity 23,196$ 22,069$ WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED)

Cash Flow Appendix C 19 2026 2025 In millions Operating activities Net income 363$ 327$ Non-cash expense 151 127 Receivables (305) (226) Inventories (28) (29) Accounts Payable 20 13 Other operating activities (2) (21) Net cash provided by operating activities 199 191 Net cash used for investing activities (1,105) (44) Net cash provided by (used for) financing activities 656 (172) Effect of changes in currency exchange rates (8) 8 Decrease in cash (258) (17) Cash, cash equivalents and restricted cash, beginning of period 789 715 Cash, cash equivalents and restricted cash, end of period 531$ 698$ WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED) Three Months Ended March 31,

EPS and Non-GAAP Reconciliation

Appendix D

Set forth below is the calculation of the non-GAAP performance measures included in this press release. We believe that these measures provide useful supplemental information to assess our operating performance and to evaluate period-to-period comparisons. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, Wabtec's reported results prepared in accordance with GAAP.

Wabtec Corporation
Reconciliation of Reported Results to Adjusted Results
(in millions)

First Quarter Year-to-Date 2026 Actual Results

	Net Sales	Gross Profit	Operating Expenses	Income from Operations	Interest & Other Exp	Tax	Net Income	Noncontrolling Interest	Wabtec Net Income	EPS
Reported Results	$ 2,950	$ 1,061	$ (544)	$ 517	$ (48)	$ (106)	$ 363	$ (1)	$ 362	$ 2.12
Restructuring and Portfolio Optimization costs	-	3	2	5	-	(1)	4	-	4	$ 0.02
Inventory Purchase Accounting charge	-	23	-	23	-	(5)	18	-	18	$ 0.11
Transaction costs	-	-	13	13	(2)	-	11	-	11	$ 0.06
Non-cash Amortization expense	-	-	87	87	-	(20)	67	-	67	$ 0.40
Adjusted Results	$ 2,950	$ 1,087	$ (442)	$ 645	$ (50)	$ (132)	$ 463	$ (1)	$ 462	$ 2.71
Fully Diluted Shares Outstanding										170.7

Wabtec Corporation
Reconciliation of Reported Results to Adjusted Results
(in millions)

First Quarter Year-to-Date 2025 Actual Results

	Net Sales	Gross Profit	Operating Expenses	Income from Operations	Interest & Other Exp	Tax	Net Income	Noncontrolling Interest	Wabtec Net Income	EPS
Reported Results	$ 2,610	$ 900	$ (426)	$ 474	$ (48)	$ (99)	$ 327	$ (5)	$ 322	$ 1.88
Restructuring and Portfolio Optimization costs	-	3	6	9	-	(2)	7	-	7	$ 0.04
Transaction costs	-	-	10	10	-	(2)	8	-	8	$ 0.04
Non-cash Amortization expense	-	-	72	72	-	(17)	55	-	55	$ 0.32
Adjusted Results	$ 2,610	$ 903	$ (338)	$ 565	$ (48)	$ (120)	$ 397	$ (5)	$ 392	$ 2.28
Fully Diluted Shares Outstanding										171.3

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EBITDA Reconciliation

Appendix E

Set forth below is the calculation of the non-GAAP performance measures included in this press release. We believe that these measures provide useful supplemental information to assess our operating performance and to evaluate period-to-period comparisons. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, Wabtec's reported results prepared in accordance with GAAP.

Wabtec Corporation
2026 Q1 YTD EBITDA Reconciliation
(in millions)

	Reported Income from Operations	+	Other Income (Expense)	+	Depreciation & Amortization	=	EBITDA	+	Restructuring & Transaction Costs	=	Adjusted EBITDA
Consolidated Results	$517		$23		$137		$677		$39		$716

Wabtec Corporation
2025 Q1 YTD EBITDA Reconciliation
(in millions)

	Reported Income from Operations	+	Other Income (Expense)	+	Depreciation & Amortization	=	EBITDA	+	Restructuring Costs	=	Adjusted EBITDA
Consolidated Results	$474		($2)		$119		$591		$17		$608

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Sales by Product Line Appendix F 22 In millions 2026 2025 Freight Segment Equipment 726$ 476$ Components 357 381 Digital Intelligence 318 181 Services 714 863 Total Freight Segment 2,115$ 1,901$ Transit Segment Original Equipment Manufacturer 381$ 322$ Aftermarket 454 387 Total Transit Segment 835$ 709$ Three Months Ended March 31, WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION SALES BY PRODUCT LINE (UNAUDITED)

Segment Gross Margin & Operating Margin Reconciliation Appendix G 23 In millions Gross Profit Income from Operations Gross Profit Income from Operations Freight Segment Reported Results 788$ 450$ 685$ 420$ Freight Segment Reported Margin 37.3% 21.3% 36.0% 22.1% Restructuring and Portfolio Optimization costs 2 3 2 3 Inventory Purchase Accounting charge 20 20 - - Transaction costs - 1 - - Non-cash Amortization expense - 76 - 65 Freight Segment Adjusted Results 810$ 550$ 687$ 488$ Freight Segment Adjusted Margin 38.3% 26.0% 36.2% 25.7% Transit Segment Reported Results 273$ 121$ 215$ 90$ Transit Segment Reported Margin 32.7% 14.5% 30.3% 12.7% Restructuring and Portfolio Optimization costs 1 3 1 6 Inventory Purchase Accounting charge 3 3 - - Non-cash Amortization expense - 11 - 7 Transit Segment Adjusted Results 277$ 138$ 216$ 103$ Transit Segment Adjusted Margin 33.2% 16.6% 30.4% 14.6% 2026 2025 WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION RECONCILIATION OF REPORTED RESULTS TO ADJUSTED RESULTS - BY SEGMENT (UNAUDITED) Three Months Ended March 31,

Segment Sales Reconciliation Appendix H 24 Freight Transit Consolidated 2025 Net Sales 1,901$ 709$ 2,610$ Acquisitions 184 41 225 Portfolio Optimization (Divestitures/Exits) (10) (3) (13) Foreign Exchange 20 48 68 Organic 20 40 60 2026 Net Sales 2,115$ 835$ 2,950$ Change ($) 214 126 340 Change (%) 11.3% 17.8% 13.0% Three Months Ended March 31, WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION RECONCILIATION OF CHANGES IN NET SALES - BY SEGMENT (UNAUDITED)

Cash Conversion Reconciliation Appendix I 25 Wabtec Corporation 2026 Q1 YTD Cash Conversion Calculation (in millions) Reported Cash from Operations Consolidated Results $199 $363 $139 40% Wabtec Corporation 2025 Q1 YTD Cash Conversion Calculation (in millions) Reported Cash from Operations Consolidated Results $191 $327 $120 43% Cash Conversion Set forth below is the calculation of the non-GAAP performance measures included in this press release. We believe that these measures provide useful supplemental information to assess our operating performance and to evaluate period-to-period comparisons. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, Wabtec's reported results prepared in accordance with GAAP. ÷ (Net Income + Depreciation & Amortization) = Cash Conversion÷ (Net Income + Depreciation & Amortization) =